Metromile Announces Full Year and Fourth Quarter 2021 Results SAN FRANCISCO, February 28, 2022 -- Metromile, Inc. (NASDAQ: MILE, MILEW), a leading digital insurance platform and pay-per-mile auto insurer, today announced its results for the fourth quarter and year ended December 31, 2021. “We made solid progress reaching a Run-Rate Premium of $117 million and growing our Policies in Force by over 3,000 during the fourth quarter and by over 5,000 for the full year 2021, better positioning us for continued growth in 2022,” said Dan Preston, Chief Executive Officer of Metromile. “Additionally, while loss ratios remained elevated given industry-wide inflation in costs for bodily injury and physical damage claims, we believe our recent rate filings across most of our footprint will help counteract these higher losses and improve our profitability over the course of 2022.” “We were also very pleased to receive shareholder approval earlier this month for our transaction with Lemonade,” added Preston. “Pending regulatory approval, we are excited to complete the transaction in the second quarter of 2022 and begin our next chapter to bring customized and fairer insurance to millions of drivers, fueled by the additional power and scale of Lemonade.” Full Year 2021 Results, KPIs and Non-GAAP Financial Measures Policies in Force • Policies in Force of 98,416 as of December 31, 2021 increased 6% compared to 92,635 at the end of 2020. Premium • Direct Earned Premium for 2021 was $111.1 million, a 11.4% increase from $99.7 million in 2020. Direct earned premium excludes the impact of premiums ceded to reinsurers. • Average Annual Premium per Policy, defined as Direct Earned Premium divided by the Average Policies in Force for the period, was $1,184 as of December 31, 2021, a 6.6% increase compared to $1,111 on December 31, 2020, due to more miles driven on a year-over-year basis. • Premium Run-Rate, defined as ending Policies in Force multiplied by Average Annual Premium per Policy, was $117.0 million as of December 31, 2021, a 13.6% increase compared to $103.0 million on December 31, 2020.

Retention • As of December 31, 2021, one-year new customer retention was 60% for policies that completed their second term in the fourth quarter of 2021. We define one-year new customer retention as the percentage of new customers who remain with us after their first two policy terms, inclusive of all cancellation reasons. GAAP Gross Margin • 2021 GAAP Gross Margin was (14.5)%, compared to (40.3)% in 2020, primarily due to a significant increase in net revenue in 2021 due to the commutation of all reinsurance agreements in April 2021. Accident Year Loss Ratio and Contribution Profit/Margin • Our Accident Year Loss Ratio was 75.1% in 2021, compared to 57.4% in the prior year, resulting from an increase in claims severity observed industry-wide and bodily injury frequency as well as claims related to Hurricane Ida; partially offset by the higher earned premium from our per-mile pricing model. Accident Year Loss Ratio excluding catastrophe losses was 74.0%. • Our Accident Year Loss Adjustment Expense Ratio was 15.3% in 2021, compared to 11.5% for 2020. • Servicing Expenses in 2021 were $15.0 million, or 13.5% of Direct Earned Premium, compared to $14.1 million, or 14.2% of Direct Earned Premium, in the prior year. • Accident Year Contribution Loss in 2021 was $(3.5) million, compared to Accident Year Contribution Profit of $18.4 million in 2020. Accident Year Contribution Margin was (3.1)%, compared to 18.1% in 2020. These non-GAAP financial measures exclude the results of prior period development on loss and loss adjustment expenses. • Contribution Loss in 2021 was $(5.6) million, compared to Contribution Profit of $11.9 million in the prior-year period. Enterprise Software Revenue • Total enterprise software revenue was $4.9 million in 2021 where $3.7 million was recurring revenue, compared to $5.7 million in the prior year period, where recurring revenue was $3.0 million. Recurring revenue has increased 23% as compared to the prior-year period. • Our primary KPI for Metromile Enterprise is recurring software revenue, and we ended calendar year 2021 with $4.2 million of booked annual recurring software revenue, excluding any benefit of a Metromile Insurance relationship with Metromile Enterprise.

Operating Expense (R&D, G&A and Enterprise Costs) • Total operating expense, which excludes loss, loss adjustment expenses, marketing and sales, and variable costs associated with servicing policies, was $98.5 million in 2021 which includes $3.5 million of transaction related expense, compared to $41.0 million in the prior year, driven primarily by increased staffing to support our growth initiatives, increased overhead costs related to our transition to a public company and higher stock based compensation. Acquisition Expense • Total marketing, sales, underwriting, and device costs were $42.9 million in 2021, compared to $14.0 million in the prior year when marketing had been significantly reduced due to the COVID-19 pandemic. Reinsurance • Effective January 1, 2022, we entered into a new reinsurance quota share arrangement with Swiss Reinsurance America Corporation, covering 25% of gross written premium through June 30, 2023 and we are evaluating expanding our reinsurance program to include additional partners. Cash • Cash and cash equivalents totaled $120.9 million on December 31, 2021. Q4 2021 Results, KPIs and Non-GAAP Financial Measures Policies in Force • Policies in Force as of December 31, 2021 were 98,416, a 3% increase compared to 95,238 at the end of the third quarter of 2021. Premium • Direct Earned Premium in the fourth quarter of 2021 was $29.0 million, a 13.3% increase from the prior-year period. GAAP Gross Margin • Fourth quarter of 2021 GAAP Gross Margin was (16.3)%, compared to (48.4)% in the fourth quarter of 2020, primarily due to higher revenue in the fourth quarter of 2021 which was the result of exiting all reinsurance agreements in April 2021. Accident Quarter Loss Ratio and Contribution Profit/Margin • Our Accident Quarter Loss Ratio was 78.1% in the fourth quarter of 2021, compared to 56.9% in the prior-year period, resulting from an increase in claims severity observed industry-wide and bodily injury frequency; partially offset by the higher earned premium from our per-mile pricing model. • Our Accident Quarter Loss Adjustment Expense Ratio was 17.6% in the fourth quarter of 2021, compared to 9.8% for the prior-year period. • Servicing Expenses in the fourth quarter of 2021 were $3.8 million, or 13.0% of Direct Earned Premium, compared to $3.5 million, or 13.5% of Direct Earned Premium, in the prior-year period. The lower Servicing Expenses as a percentage of Direct Earned Premium was primarily due to reduced device data and bad debt expenses offset by increases in technical operations costs. • Accident Quarter Contribution Loss in the fourth quarter of 2021 was $(2.4) million, compared to Accident Quarter Contribution Profit of $5.6 million in the prior-year period. Accident Quarter Contribution Margin was (8.1)%, compared to 21.4% in the fourth quarter of 2020. These non-GAAP financial measures exclude the results of prior period development on loss and loss adjustment expenses. • We had $1.9 million of favorable prior period loss development in the fourth quarter of 2021, compared to $4.7 million of unfavorable prior period loss development in the fourth quarter of 2020. • Contribution Loss in the fourth quarter of 2021 was $0.4 million, compared to Contribution Profit of $0.8 million in the prior-year period. Enterprise Software Revenue • Total enterprise software revenue was $1.2 million in the fourth quarter of 2021, compared to $2.1 million in the prior-year period. Operating Expense (R&D, G&A and Enterprise Costs) • Total operating expense, which excludes loss, loss adjustment expenses, marketing and sales, and variable costs associated with servicing policies, was $33.9 million in the fourth quarter of 2021 which includes $3.5 million of transaction related expense, compared to $9.3 million in the prior-year period, driven primarily by increased staffing to support our growth initiatives, increased overhead costs related to our transition to a public company, and higher stock-based compensation expense. Acquisition Expense • Total marketing, sales, underwriting, and device costs were $16.0 million in the fourth quarter of 2021, compared to $3.4 million in the prior-year period when marketing had been significantly reduced due to the COVID-19 pandemic.

Conference Call Due to the pending transaction with Lemonade announced on November 8, 2021, the Company will not host a conference call in conjunction with its fourth quarter 2021 earnings release. Please visit the Investor Relations section of the Company’s website at http://ir.metromile.com for the latest releases and information. About Metromile Metromile (NASDAQ: MILE, MILEW) is a leading digital insurance platform in the United States. With data science as its foundation, Metromile offers real-time, personalized auto insurance policies by the mile instead of the industry’s reliance on approximations that have historically made prices unfair. Metromile’s digitally native offering is built around the modern driver’s needs, featuring automated claims, complimentary smart driving features and annual average savings of 47% over what they were paying their previous auto insurer. In addition, through Metromile Enterprise, it licenses its technology platform to insurance companies around the world. This cloud-based software as a service enables carriers to operate with greater efficiency, automate claims to expedite resolution, reduce losses associated with fraud, and unlock the productivity of employees. For more information about Metromile, visit www.metromile.com and enterprise.metromile.com. Stay connected with us on LinkedIn and Twitter Media Inquiries: press@metromile.com Investor Relations: IR@metromile.com Non-GAAP Financial Measures This press release contains information relating to contribution profit/(loss), accident quarter contribution profit/(loss),accident year contribution profit/(loss) contribution margin, accident quarter contribution margin, accident year contribution margin, adjusted revenue, and accident period loss ratio excluding catastrophe-related losses. The non-GAAP financial measures below have not been calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for or superior to GAAP results. In addition, contribution profit/(loss), accident quarter contribution profit/(loss), accident year contribution profit/(loss), contribution margin, accident quarter contribution margin, accident year contribution margin and accident period loss ratio excluding catastrophe-related losses should not be construed as indicators of our operating performance, liquidity, or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that these non-GAAP measures fail to address. We caution investors that non- GAAP financial information, by its nature, departs from traditional accounting conventions. Therefore, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies. Our management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (1) monitor and evaluate the performance of our business operations and financial performance; (2) facilitate internal comparisons of the historical operating performance of our business operations; (3) facilitate external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (4) review and assess the operating performance of our management team; (5) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (6) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. For more information regarding the non-GAAP financial measures discussed in this press release, please see “Reconciliation of GAAP to non-GAAP financial measures” below. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of such terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition involving us and Lemonade, and/or the combined group’s estimated or anticipated future business, performance and financial condition, including forecasts, targets and plans following the acquisition, if completed, for the combined entity, as well as our future financial performance, including with respect to our progress on growth initiatives and Metromile Enterprise, and our expectation that our rate filings in progress will address higher losses and improve profitability over the course of 2022. Any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activities, performance or achievements expressed or implied by such forward-looking statements, including, but not limited to, the possibility that a possible acquisition with Lemonade will not be pursued, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of Metromile’s or Lemonade’s shares of common stock and on Metromile’s and Lemonade’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Metromile’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of Metromile’s or Lemonade’s shares of common stock, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments; our financial and business performance may be different from what we expect due to circumstances outside of our control; the implementation, market acceptance and success of our business model; our ability to scale in a cost-effective manner; developments and projections relating to our competitors and industry; the impact of health epidemics, including the COVID-19 pandemic, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; our future capital requirements and sources and uses of cash; our ability to obtain funding for future operations; our business, expansion plans and opportunities; and the outcome of any known and unknown litigation and regulatory proceedings. These and other important factors are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2022 and in our other filings with the SEC. While we may elect to update or revise such forward-looking statements at some point in the future, we disclaim any obligation to do so.

Consolidated Balance Sheets (In thousands, except share and per share amounts) December 31, 2021 2020 Assets Investments Marketable securities - restricted (amortized cost of $62,741 and $24,634) $ 62,625 $ 24,651 Total investments 62,625 24,651 Cash and cash equivalents 120,940 19,150 Restricted cash and cash equivalents 42,881 31,038 Premiums receivable 16,839 16,329 Reinsurance recoverable on paid loss — 8,475 Reinsurance recoverable on unpaid loss — 33,941 Prepaid reinsurance premium — 13,668 Prepaid expenses and other assets 20,874 12,058 Deferred transaction costs — 3,581 Deferred policy acquisition costs, net 1,433 656 Telematics devices, improvements and equipment, net 13,654 12,716 Website and software development costs, net 25,866 18,401 Digital assets, net 803 — Intangible assets 7,500 7,500 Total assets $ 313,415 $ 202,164 Liabilities, Convertible Preferred Stock and Stockholders’ Deficit Liabilities Loss and loss adjustment expense reserves $ 73,438 $ 57,093 Ceded reinsurance premium payable — 27,000 Payable to carriers - premiums and LAE, net 340 849 Unearned premium reserve 15,726 16,070 Deferred revenue 5,601 5,817 Accounts payable and accrued expenses 10,820 8,222 Payable for securities 422 — Notes payable — 51,934 Warrant liability 1,156 83,652 Other liabilities 19,524 8,554 Total liabilities 127,027 259,191 Leases, commitments and contingencies (Note 12) Convertible preferred stock, $0.0001 par value; 10,000,000 and 89,775,268 shares authorized as of December 31, 2021, and December 31, 2020, respectively; 0 and 68,776,614 shares issued and outstanding as of December 31, 2021, and December 31, 2020, respectively; liquidation preference of $0 and $302,397 as of December 31, 2021, and December 31, 2020, respectively — 304,469 Stockholders’ equity (deficit) Common stock, $0.0001 par value; 640,000,000 and 111,702,628 shares authorized as of December 31, 2021, and December 31, 2020, respectively; 128,221,885 and 8,992,039 shares issued and outstanding as of December 31, 2021 and December 31, 2020, respectively 13 1 Accumulated paid-in capital 769,525 5,482 Note receivable from executive — (415) Accumulated other comprehensive (loss) income (116) 11 Accumulated deficit (583,034) (366,575) Total stockholders' equity (deficit) 186,388 (361,496) Total liabilities, convertible preferred stock and stockholders’ equity (deficit) $ 313,415 $ 202,164

Consolidated Statements of Operations (In thousands, except share and per share amounts) Three Months Ended December 31, Years Ended December 31, 2021 2020 2021 2020 Revenue (unaudited) (unaudited) Premiums earned, net $ 28,285 $ 3,104 $ 75,601 $ 12,464 Investment income 32 23 117 523 Other revenue 1,205 7,578 29,179 22,077 Total revenue 29,522 10,705 104,897 35,064 Costs and expenses Losses and loss adjustment expenses 26,084 8,994 88,467 21,208 Policy servicing expense and other 5,132 4,010 20,304 16,813 Sales, marketing and other acquisition costs 17,437 1,867 102,989 5,483 Research and development 4,129 1,543 16,027 8,211 Amortization of capitalized software 3,116 2,877 11,306 11,188 Other operating expenses 23,976 3,843 63,510 16,981 Total costs and expenses 79,874 23,134 302,603 79,884 Loss from operations (50,352) (12,429) (197,706) (44,820) Other expense Interest expense — 2,614 15,974 6,067 Impairment on digital assets — — 183 — (Decrease) increase in fair value of stock warrant liability (5,537) 68,654 2,596 69,294 Total other expense (5,537) 71,268 18,753 75,361 Loss before taxes (44,815) (83,697) (216,459) (120,181) Income tax benefit — (17) — (84) Net loss $ (44,815) $ (83,680) $ (216,459) $ (120,097) Net loss per share, basic and diluted $ (1.89) $ (13.51)

Consolidated Statements of Cash Flows (In thousands) Years Ended December 31, 2021 2020 Cash flows from operating activities: Net loss $ (216,459) $ (120,097) Adjustments to reconcile net loss to cash used in operating activities: Depreciation and amortization 17,221 17,004 Stock-based compensation 33,902 1,457 Change in fair value of warrant liability 2,596 69,294 Telematics devices unreturned 2,084 682 Amortization of debt issuance costs 11,695 687 Noncash interest and other expense 4,701 1,136 Changes in operating assets and liabilities: Premiums receivable (510) 273 Accounts receivable 4,496 591 Reinsurance recoverable on paid loss 8,475 4,066 Reinsurance recoverable on unpaid loss 33,941 (5,104) Prepaid reinsurance premium 13,668 (764) Prepaid expenses and other assets 2,433 2,920 Deferred transaction costs 3,581 (3,581) Deferred policy acquisition costs, net (2,110) (976) Digital assets, net (986) — Accounts payable and accrued expenses 2,643 2,119 Ceded reinsurance premium payable (27,000) (9,864) Loss and loss adjustment expense reserves 16,345 4,871 Payable to carriers - premiums and LAE, net (509) (1,704) Unearned premium reserve (344) 899 Deferred revenue (216) 617 Deferred tax liability — (84) Other liabilities (4,769) 3,365 Net cash used in operating activities (95,122) (32,193) Cash flows from investing activities: Purchases of telematics devices, improvements, and equipment (7,545) (6,903) Payments relating to capitalized website and software development costs (19,269) (13,333) Net change in payable/(receivable) for securities 422 225 Purchase of securities (63,960) (26,646) Sales and maturities of marketable securities 25,587 48,462 Net cash (used in) provided by investing activities (64,765) 1,805 Cash flow from financing activities: Proceeds from notes payable 2,015 37,480 Payment on notes payable (69,351) — Proceeds from merger with INSU II, net of issuance costs 336,469 — Proceeds from exercise of common stock options and warrants 4,387 209 Net cash provided by financing activities 273,520 37,689 Net increase in cash, cash equivalents, restricted cash and restricted cash equivalents 113,633 7,301 Cash, cash equivalents, restricted cash and restricted cash equivalents at beginning of period 50,188 42,887 Cash, cash equivalents, restricted cash and restricted cash equivalents at end of period $ 163,821 $ 50,188 Supplemental cash flow data: Cash paid for interest $ 3,164 $ 2,797 Non-cash investing and financing transactions: Warrants assumed from Business Combination $ 45,516 $ — Net exercise of preferred stock warrants $ 56,160 $ — Net exercise of promissory note $ 415 $ — Capitalized website and software development costs included in accrued liabilities $ 439 $ — Capitalized stock-based compensation $ 2,316 $ 522 Reclassification of liability to equity for vesting of stock options $ 169 $ — Preferred stock warrant issued in conjunction with note payable $ — $ 12,620

Reconciliation of Non-GAAP Financial Measures to their Most Directly Comparable GAAP Financial Measures The following table provides a reconciliation of total revenue to contribution profit/(loss) and accident period contribution profit/(loss) for the periods presented: Three Months Ended December 31, Years Ended December 31, 2021 2020 2021 2020 ($ in millions) ($ in millions) Total revenue 29.5 10.7 104.9 35.1 Losses and LAE (26.1) (9.0) (88.5) (21.2) Policy servicing expense and other (5.1) (4.0) (20.3) (16.8) Amortization of capitalized software (3.1) (2.9) (11.3) (11.2) Gross profit/(loss) (4.8) (5.2) (15.2) (14.1) Gross margin (16.3) % (48.4) % (14.5) % (40.3) % Less revenue adjustments Revenue Adjustments Related to Reinsurance 0.2 16.8 9.6 69.5 Revenue from Enterprise Segment (1.2) (2.1) (4.9) (5.7) Interest Income and Other 0.7 0.7 2.4 2.4 Less costs and expense adjustments Loss and LAE Adjustments Related to Reinsurance — (12.8) (14.7) (54.0) Loss and LAE Adjustments Related to Prior Period Development (1.9) 4.7 2.1 6.5 Bad Debt, Report Costs and Other Expenses 0.1 (0.2) 0.5 (1.1) Amortization of Internally Developed Software 3.1 2.9 11.3 11.2 Devices 1.4 0.8 5.4 3.7 Accident period contribution profit/(loss) $ (2.4) $ 5.6 $ (3.5) $ 18.4 Prior Period Development $ 1.9 $ (4.7) $ (2.1) $ (6.5) Contribution profit/(loss) $ (0.4) $ 0.8 $ (5.6) $ 11.9 Total revenue $ 29.5 $ 10.7 $ 104.9 $ 35.1 Revenue adjustments (0.3) 15.4 7.1 66.2 Adjusted revenue $ 29.2 $ 26.1 $ 112.0 $ 101.3 Accident period contribution margin (8.1) % 21.4% (3.1) % 18.1 % Contribution margin (1.4) % 3.1% (5.0) % 11.8%

Key Performance Indicators - Unaudited Three Months Ended December 31, Years Ended December 31, 2021 2020 2021 2020 ($ in millions, except for Direct Earned Premium per Policy) ($ in millions, except for Direct Earned Premium per Policy) Policies in Force (end of period) 98,416 92,635 98,416 92,635 Direct Earned Premium per Policy (annualized) $ 1,184 $ 1,111 $ 1,166 $ 1,092 Direct Written Premium $ 27.3 $ 24.2 $ 110.7 $ 100.6 Direct Earned Premium $ 29.0 $ 25.6 $ 111.1 $ 99.7 Gross Profit/(Loss) $ (4.8) $ (5.2) $ (15.2) $ (14.1) Gross Margin (16.3) % (48.4) % (14.5) % (40.3) % Accident Period Contribution Profit/(Loss) $ (2.4) $ 5.6 $ (3.5) $ 18.4 Accident Period Contribution Margin (8.1) % 21.4% (3.1) % 18.1 % Contribution Profit/(Loss) $ (0.4) $ 0.8 $ (5.6) $ 11.9 Contribution Margin (1.4) % 3.1% (5.0) % 11.8 % Direct Loss Ratio 75.1% 53.9% 78.4% 57.7 % Direct LAE Ratio 14.1% 31.1% 14.0% 17.7 % Accident Period Loss Ratio 78.1% 56.9% 75.1% 57.4 % Impact of catastrophe-related costs — % — % 1.1% — % Accident period loss ratio excluding catastrophe-related losses 78.1% 56.9% 74.0% 57.4 % Accident Period LAE Ratio 17.6% 9.8% 15.3% 11.5%